UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2023

NEW RELIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36766	26-2017431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

188 Spear Street, Suite 1000

San Francisco, CA 94105

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (650) 777-7600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEWR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On July 30, 2023, New Relic, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Crewline Buyer, Inc., a Delaware corporation (“Parent”), and Crewline Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will be merged with and into the Company, with the Company (the “Surviving Corporation”) surviving the merger as a wholly-owned subsidiary of Parent (the “Merger”). Parent and Merger Sub are subsidiaries of an investment fund (“TPG Fund”) affiliated with TPG Global LLC (“TPG”). At the effective time of the Merger, the Surviving Corporation will be indirectly owned by investment funds advised by Francisco Partners Management, L.P. (“FP”), the TPG Fund and certain of their affiliates.

As of the filing of this Current Report on Form 8-K (this “Form 8-K”), seven lawsuits have been filed by purported stockholders of the Company related to the Merger: O’Dell v. New Relic, Inc., et. al., Civil Action No. 1:23-cv-8507 (S.D.N.Y. September 27, 2023) (the “O’Dell Action”), Pond v. New Relic, Inc., et. al., Case No. 3:23-cv-04998 (N.D. Cal. September 28, 2023) (the “Pond Action”), Wang v. New Relic, Inc., et. al., Civil Action No. 1:23-cv-08593 (S.D.N.Y. September 29, 2023) (the “Wang Action”), Schantz v. Arthur, et. al., Case No. CGC-23-609495 (Cal. Super. Ct. October 3, 2023) (the “Schantz Action”), O’Neill v. New Relic, Inc., et. al., Case No. 1:23-cv-08898 (S.D.N.Y. October 10, 2023) (the “O’Neill Action”), Scott v. New Relic, Inc., et. al., Case No. 1:23-cv-01130 (S.D.N.Y. October 10, 2023) (the “Scott Action”), and Michoud v. New Relic, Inc., et. al., Case No. 23-cv-08934 (S.D.N.Y. October 11, 2023) (the “Michoud Action,” and collectively with the O’Dell Action, the Pond Action, the Wang Action, the Schantz Action, the O’Neill Action, and the Scott Action, the “Actions”). The O’Dell Action, the Pond Action, the Wang Action, the Scott Action, and the Michoud Action name as defendants the Company and its board of directors and allege, among other things, that the definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on September 25, 2023 (the “Definitive Proxy Statement”) omits material information with respect to the Merger, rendering the Definitive Proxy Statement false and misleading in violation of Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The O’Neill Action alleges similar disclosure deficiencies in the Definitive Proxy Statement against the Company, its board of directors, and one former director. The Schantz Action names as defendants the Company, its board of directors, Francisco Partners Management LLC and TPG, and alleges, among other things, similar disclosure deficiencies in the Definitive Proxy Statement in violation of Section 25401 of the California Corporations Code. The Actions seek, among other relief, an order enjoining the Merger or rescission if the Merger is consummated. In addition, as of the date of this Form 8-K, twelve purported stockholders sent letters and/or draft and unfiled complaints to the Company alleging similar deficiencies in the Definitive Proxy Statement as those noted in the above-referenced Actions (collectively, the “Demand Letters”). The Company believes that the claims in the Actions and Demand Letters are without merit and intends to vigorously defend against them.

The Company vigorously denies that the Definitive Proxy Statement is deficient in any respect. The Company believes that the claims asserted in the Actions and Demand Letters are without merit and no further disclosure is required to supplement the Definitive Proxy Statement under applicable laws. However, solely to moot the unmeritorious disclosure claims and minimize the risk, costs, burden, nuisance and uncertainties inherent in litigation, the Company hereby supplements the disclosures contained in the Definitive Proxy Statement (the “Supplemental Disclosures”). Nothing in this Form 8-K will be deemed an admission of the legal necessity or materiality under any applicable laws for any of the disclosures set forth herein. The Supplemental Disclosures are set forth below and should be read in conjunction with the Definitive Proxy Statement.

These Supplemental Disclosures do not affect the merger consideration to be paid to the Company’s stockholders in connection with the Merger or the timing of the Company’s virtual special meeting of stockholders scheduled to be held online via live webcast on November 1, 2023 at 7:00 am, Pacific Daylight Time (the “Special Meeting”). The Board of Directors of the Company continues to recommend that you vote “FOR” the proposal to adopt the Merger Agreement and “FOR” the other proposals being considered at the Special Meeting.

Supplemental Disclosures to the Definitive Proxy Statement

The disclosure in the section entitled “Background of the Merger,” beginning on page 33 of the Definitive Proxy Statement, is hereby amended by replacing the fourth paragraph on page 49 of the Definitive Proxy Statement with the following:

Beginning on July 31, 2023, representatives of Qatalyst Partners reached out to 53 parties to invite such parties to participate in New Relic’s go-shop process. Such parties were identified as having the most likely strategic interest in acquiring New Relic and the financial capability to complete an acquisition. 28 of the contacted parties were private equity sponsors, and the remaining 25 were potential strategic counterparties. 16 of the contacted parties were ones that representatives of Qatalyst

Partners had previously reached out to in Phase 1 of the sale process in March 2023. These parties included PE Firm A, PE Firm B, PE Firm C and Strategic Counterparty A. Of the 53 parties contacted, four parties (including PE Firm B) indicated interest in evaluating preliminary diligence information. Following execution of NDAs by each such party, representatives of Qatalyst Partners provided representatives of such parties with a targeted set of documents under NDA for due diligence review. The terms of the NDAs were similar to the NDAs entered into with the original bidders and contained terms that were not less favorable to New Relic in any material respect than the NDAs entered into with FP and TPG, except that the NDAs did not contain any “standstill” or similar provisions or otherwise prohibit the making of an acquisition proposal, consistent with the terms of the Merger Agreement.

The disclosure in the section entitled “Discounted Cash Flow Analysis,” beginning on page 55 of the Definitive Proxy Statement, is hereby replaced in its entirety with the following:

Qatalyst Partners performed an illustrative discounted cash flow analysis, which is designed to imply a range of potential per-share present values for New Relic common stock as of June 30, 2023 (which is the end of the Company’s most recent completed fiscal quarter and most recent publicly available balance sheet date) by:

•	adding:

(a)

the implied net present value of the estimated future unlevered free cash flows (which are referred to as the “UFCF”) of the Company based on the Updated Long-Term Model for the second quarter of fiscal year 2024 through fiscal year 2027 as set forth in the UFCF Estimates table in the section below captioned “—Management Projections—Summary of Management Projections” (which implied present value was calculated using a range of discount rates of 11.5% to 14.0%, based on an estimated weighted average cost of capital for the Company);

(b)

the implied net present value of a corresponding terminal value of the Company, calculated by multiplying the Company’s estimated UFCF in fiscal year 2028 of approximately $301 million, based on the Updated Long-Term Model (assuming a long-term effective cash tax rate of 19%, as provided by management of the Company), by a range of fully diluted enterprise value to next-twelve-months’ estimated UFCF multiples of 25.0x to 37.5x (which were chosen based on Qatalyst Partners’ professional judgment and experience), and discounted to present value using the same range of discount rates used in item (a) above;

(c)	the net cash of the Company of $457 million, as of June 30, 2023, as provided by management of the Company; and

(d)

The implied net present value of estimated federal tax savings due to its net operating losses for the fiscal years 2028 and beyond of $43 to $49 million, as provided by management of the Company, discounted to present value using the same range of discount rates used in item (a) above; and

•	subtracting:

(a)

the value of the Company’s redeemable non-controlling interest in New Relic K.K. (the Company’s Japanese joint venture) of $27 million, as of June 30, 2023, as provided by management of the Company; and

•

dividing the resulting amount by the number of fully diluted shares of New Relic common stock outstanding (calculated using the treasury stock method, taking into account the restricted stock units, performance-based restricted stock units and in-the-money stock options, and assuming all performance-based restricted stock units vest at 100% of target attainment) as of July 26, 2023, all as provided by management of the Company, with each of the above-referenced estimated future UFCFs, terminal value and federal tax savings due to net operating losses for the fiscal years 2028 and beyond having also been adjusted for the degree of estimated dilution to current stockholders through each respective applicable period (which totaled approximately 16% in the case of the terminal value) due to the estimated net effects of equity issuances and cancellations related to future equity compensation, based on estimates of future dilution provided by management of the Company.

Based on the calculations set forth above, this analysis implied a range of values for New Relic common stock of approximately $65.75 to $99.11 per share.

The disclosure in the section entitled “Summary of Management Projections,” beginning on page 60 of the Definitive Proxy Statement, is hereby amended by replacing the Initial Long-Term Model table on page 60 of the Definitive Proxy Statement with the following:

	FY24	FY25	FY26	FY27	FY28
	(all amounts in $ millions)
Total Revenue	1,070	1,321	1,665	2,120	2,692
Non-GAAP Cost of Sales	216	257	324	403	511
Non-GAAP Gross Profit* / (Loss)	854	1,064	1,341	1,717	2,181
Operating Income / (Loss)	172	231	333	424	538

*  Non-GAAP Gross Profit is calculated based on the difference between Total Revenue and Non-GAAP Cost of Sales

The disclosure in the section entitled “Summary of Management Projections,” beginning on page 60 of the Definitive Proxy Statement, is hereby amended by replacing the Updated Long-Term Model table on page 61 of the Definitive Proxy Statement with the following:

	FY24	FY25	FY26	FY27	FY28
	(all amounts in $ millions)
Total Revenue	1,003	1,152	1,419	1,798	2,282
Non-GAAP Cost of Sales	203	230	284	360	456
Non-GAAP Gross Profit* / (Loss)	801	922	1,135	1,439	1,825
Operating Income / (Loss)	160	207	284	360	456

*  Non-GAAP Gross Profit is calculated based on the difference between Total Revenue and Non-GAAP Cost of Sales

The disclosure in the section entitled “Summary of Management Projections,” beginning on page 60 of the Definitive Proxy Statement, is hereby amended by adding the below paragraph and table on page 61 of the Definitive Proxy Statement after the Updated Long-Term Model table.

In addition, New Relic senior management approved and the Board reviewed UFCF estimates (see table below for the UFCF estimates, the “UFCF Estimates”), which estimates derived from the Updated Long-Term Model and were used in Qatalyst Partners’ financial analyses, as described in the section entitled “Discounted Cash Flow Analysis.”

	Q2-Q4’FY24	FY25	FY26	FY27	FY28
(all amounts in $ millions)					(FY28 is fully burdened by long-term effective cash tax rate)
Unlevered Free Cash Flow	$21	$188	$253	$312	$301

The disclosure in the section entitled “Summary of Management Projections,” beginning on page 60 of the Definitive Proxy Statement, is hereby amended by replacing the second paragraph on page 61 of the Definitive Proxy Statement with the following:

We refer to any of the Initial Long-Term Model, ~~and~~ the Updated Long-Term Model and the UFCF Estimates as the “Management Projections.” The Management Projections were prepared by New Relic on a stand-alone basis and do not take into account the transactions, including any costs incurred in connection with the transaction or any changes to New Relic’s operations or strategy that may be implemented after the completion of the transaction. As a result, actual results likely will differ, and may differ materially, from those contained in the Management Projections.

Important Information and Where to Find It

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful.

This communication is being made in respect of the Merger involving the Company, Parent and Merger Sub. A special stockholder meeting will be held to obtain stockholder approval in connection with the Merger. The Company filed a definitive proxy statement and other relevant documents with the SEC in connection with the proposed merger. The Definitive Proxy Statement has been sent or given to the stockholders of the Company and contains important information about the Merger and related matters. INVESTORS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS. Investors may obtain a free copy of these materials and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov and at the Company’s website at ir.newrelic.com/financial-information.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the Merger is set forth in the Definitive Proxy Statement. Additional information regarding these individuals and any direct or indirect interests they may have in the Merger is set forth in the Definitive Proxy Statement and other relevant documents that are filed or will be filed with the SEC in connection with the Merger. You may obtain free copies of these documents using the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements About the Proposed Transaction

Statements in this communication contain “forward-looking statements” within the meaning of federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company, FP and TPG, all of which are subject to change. Such statements generally include words such as “may,” “will,” “should,” “would,” “might,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, estimates and projections. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the Merger or to make or take any filing or other action required to consummate the Merger on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties, and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Merger on anticipated terms and timing, including obtaining stockholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the Company’s business and other conditions to the completion of the Merger; (ii) conditions to the closing of the Merger may not be satisfied; (iii) the Merger may involve unexpected costs, liabilities or delays; (iv) the outcome of any legal proceedings related to the Merger; (v) the failure by Parent to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the Merger; (vi) the Company’s ability to implement its business strategy; (vii) significant transaction costs associated with the Merger; (viii) potential litigation relating to the Merger; (ix) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (x) the ability of the Company to retain and hire key personnel; (xi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; (xii) legislative, regulatory and economic developments affecting the Company’s business; (xiii) general economic and market developments and conditions; (xiv) the evolving legal, regulatory and tax regimes under which the Company operates; (xv) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance; (xvi) restrictions during the pendency of the Merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xvii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors; and (xviii) such other risks and uncertainties described more fully in documents filed with or furnished to the SEC by the Company, including its Annual Report on Form 10-K previously filed with the SEC on May 23, 2023 and its Quarterly Report on Form 10-Q previously filed with the SEC on July 31, 2023. While the list of factors presented here is considered representative, such list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this communication primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, operating results, and prospects. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this communication. We cannot assure you that the results, events, and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results, events, or circumstances could differ materially from those described in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statements made in this communication to reflect events or circumstances after the date of this communication or to reflect new information or the occurrence of unanticipated events, except as required by law. We may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

New Relic, Inc.

By:	/s/ David Barter
David Barter
Chief Financial Officer

Dated: October 23, 2023